UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): August 14, 2020

TRANSCONTINENTAL REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-09240	94-6565852
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 469-522-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	TCI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[  ]

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Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(b)      Effective August 14, 2020, Daniel J. Moos, age 69, President [since April 2007] and Chief Executive Officer [since March 2010] of Transcontinental Realty Investors, Inc. (the “Company” or the “Issuer”), ceased to be and resigned as President and Chief Executive Officer, as well as all positions with any United States subsidiary entities. Mr. Moos noted that his resignation is not the result of any disagreement with the Company, its management, the Board of Directors or any committee of the Board with respect to procedures, policies or operations of the Issuer.

Mr. Moos will continue as the Chief Executive Officer (“CEO”) of Southern Properties Capital LTD, a British Virgin Islands Company (“SPC”), wholly owned by the Issuer, which has series of debentures listed and traded on the Tel Aviv Stock Exchange (“TASE”). He will also continue as the Manager of Victory Abode Apartments LLC (“V Abode”), which is equally owned and controlled 50% by SPC and 50% by an indirect subsidiary of Macquarie Bank of Australia. Mr. Moos will be concentrating his management efforts on the assets and operations of SPC and V Abode for the next few months.

(c)      Effective as of August 17, 2020, the Board of Directors of the Company appointed Erik L. Johnson, age 52, Executive Vice President and Chief Financial Officer of the Company. Mr. Johnson most recently was Vice President of Financial Reporting of The Macerich Company (NYSE: MAC) in Santa Monica, California, a position he held for more than the past five years, from 2005 through June 2020. Mr. Johnson, a certified public accountant (“CPA”) from 2001-2005, was controller/Chief Accounting Officer of North American Scientific, Inc. (NASDAQ: NASI), based in Los Angeles, California, and from 2000- 2001, he was the controller of Launch Media, Inc. (NASDAQ: LAUN) in Santa Monica, California.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 18, 2020

TRANSCONTINENTAL REALTY INVESTORS, INC.

	By:	/s/ Louis J. Corna
Louis J. Corna
Executive Vice President,
General Counsel/Tax Counsel and Secretary